[Logo] M F S (R)                                                 ANNUAL REPORT
INVESTMENT MANAGEMENT                                            APRIL 30, 2000
  We invented the mutual fund(R)



                                                  MFS(R) HIGH QUALITY BOND FUND
                                                    MFS(R) LARGE CAP VALUE FUND

MFS(R) HIGH QUALITY BOND FUND
MFS(R) LARGE CAP VALUE FUND

TRUSTEES                                             SECRETARY
J. Atwood Ives+ -- Chairman and Chief                Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                       ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Lawrence T. Perera+ -- Partner, Hemenway &
Barnes (attorneys)                                   CUSTODIAN
                                                     State Street Bank and Trust Company
William J. Poorvu+ -- Adjunct Professor,
Harvard University Graduate School of                AUDITORS
Business Administration                              Ernst & Young LLP

Charles W. Schmidt+ -- Private Investor              INVESTOR INFORMATION
                                                     For information on MFS mutual funds, call your
Arnold D. Scott* -- Senior Executive Vice            investment professional or, for an information
President, Director, and Secretary,                  kit, call toll free: 1-800-637-2929 any business
MFS Investment Management                            day from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                     message anytime).
Jeffrey L. Shames* -- Chairman and Chief
Executive Officer, MFS Investment Management         INVESTOR SERVICE
                                                     MFS Service Center, Inc.
Elaine R. Smith+ -- Independent Consultant           P.O. Box 2281
                                                     Boston, MA 02107-9906
David B. Stone+ -- Chairman, North
American Management Corp. (investment adviser)       For general information, call toll free:
                                                     1-800-225-2606 any business day from 8 a.m. to
INVESTMENT ADVISER                                   8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                  For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                call toll free: 1-800-637-6576 any business day
                                                     from 9 a.m. to 5 p.m. Eastern time. (To use this
DISTRIBUTOR                                          service, your phone must be equipped with a
MFS Fund Distributors, Inc.                          Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                For share prices, account balances, exchanges,
                                                     or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                               1-800-MFS-TALK (1-800-637-8255) anytime
Jeffrey L. Shames*                                   from a touch-tone telephone.

PORTFOLIO MANAGERS                                   WORLD WIDE WEB
David M. Calabro*                                    www.mfs.com
Peter C. Vaream*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment in perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results; however, over the long term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution.
Our reasons for being optimistic about both stock and bond markets include

  o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

  o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with fewer employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

  o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

  o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for each of the past four years.

  o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

  o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund and by helping us reduce credit risk, which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 18, 2000

--------------
(1) The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS High Quality Bond Fund

Dear Shareholders,
The Fund commenced investment operations on May 3, 1999, and from that date through April 30, 2000, Class A shares provided a total return of 2.35% and Class I shares 1.82%. These results include the reinvestment of any distributions, but exclude the effects of any sales charges and compare over the same period to a 1.26% return for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, an unmanaged, market-value-weighted index that includes a broad range of U.S. Treasury, government agency, mortgage-backed securities, and investment-grade debt obligations of U.S. corporations. The Fund's results also compare to a -0.67% return for the average corporate debt "A"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

The Fund seeks to provide high current income consistent with prudent risk and invests, under normal market conditions, at least 65% of its total assets in fixed-income securities, including high-quality corporate bonds, mortgage- and asset-backed securities, and U.S. government securities. The Fund also may invest in high-yield and derivative securities. To select fixed-income investments, a large group of portfolio managers and research analysts periodically assesses the total return outlook for the fixed-income markets. This "horizon" outlook is a tool used to fine-tune the Fund's asset allocations to various segments of the fixed-income markets. In addition, our investment staff does its own bottom-up research and independent credit analysis, and evaluates the results of credit-rating agencies.

Fears that the Federal Reserve Board (the Fed) may need to be more aggressive in increasing interest rates over the next few months have caused yields to rise across all sectors during the period. However, a couple of factors helped U.S. Treasuries and the Fund absorb the negative interest-rate and inflation news fairly well. First, the solid fiscal performance of the U.S. government resulted in a federal budget surplus that prompted the U.S. Treasury to limit the size and frequency of its auctions of new debt and to buy back nearly $7 billion of Treasury bonds in the first four months of 2000. Second, the anticipated scarcity of long-term Treasury bonds caused them to rally even as short-term interest rates kept climbing and most other fixed-income investments lost ground. In addition, turbulence in the equity market caused many investors to seek the relative stability of government securities. In this environment, we favored 30-year Treasuries and tended to underweight the intermediate part of the government market, which turned out to be a good strategy for the Fund during the period. (Principal value and interest of Treasury securities are guaranteed by the U.S. government if held to maturity.)

More recently, we started to look closely at securities issued by federal agencies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation because we believe they have offered unusually attractive values and yields. Yield spreads -- the yield difference between U.S. Treasuries, agency bonds, and mortgage-backed securities -- were at record levels, reflecting both the shrinking supply of Treasuries and investors' concerns that legislative changes could affect the regulatory treatment of government-sponsored institutions. However, we do not foresee any changes that would alter the "AAA" ratings of existing agency securities or that could jeopardize the ability of these agencies to make timely coupon or principal payments.

At current levels, we believe yield spreads in the high-grade corporate bond sector are high enough to provide a good opportunity to increase the yield of the portfolio with relatively low risk. We particularly favor the telecommunications and media sectors, which continue to experience rapid growth and strong cash flow. While we think the bond market will most likely remain cautious in the near term and experience continued volatility in anticipation of further Fed interest-rate hikes, we think inflation and interest-rate concerns are peaking. As a result, we believe we could start to see evidence that economic growth is decelerating, which could calm inflation worries and help the performance of fixed-income securities.

    Respectfully,

/s/ Peter C. Vaream

    Peter C. Vaream
    Portfolio Manager

MFS Large Cap Value Fund

Dear Shareholders,
The Fund commenced investment operations on May 3, 1999, and from that date through April 30, 2000, Class A shares provided a total return of 8.14% and Class I shares 8.65%. These results include the reinvestment of any distributions but exclude the effects of any sales charges and compare over the same period to a -3.88% return for the Fund's benchmark, the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates relative to the companies in the Russell 1000 Growth Index, and to a 2.41% return for the average large cap value fund tracked by Lipper Inc.

The Fund seeks long-term growth of capital. Under normal market conditions, it invests at least 65% of its total assets in common stocks and related securities of companies with large market capitalizations that we believe are undervalued relative to their long-term growth potential. The equity securities of these companies may be undervalued based on their low price-to-book, price-to-sales, and price-to-earnings ratios. The reasons for their undervaluations may be a market decline, poor economic conditions, company- or industry-related downturns, or market oversight. We use a bottom-up approach that is based on fundamental analysis by the Fund's portfolio manager and our equity analysts to select and manage securities.

Despite the recent volatility and weakness in technology and telecommunications stocks, these high-flying growth sectors continued to outperform just about every other sector of the market during the period. Although optimal conditions for value stocks have not existed for some time now, we recently have seen how quickly investor sentiment can shift toward value-oriented stocks. The recent volatility in technology stocks has benefited the Fund's relatively large stake in financial services and energy stocks as investors shifted their focus toward companies with attractive valuations and steady earnings growth.

In recent months, two of the Fund's holdings in the financial services sector performed exceptionally well. The Dutch financial services company ING Groep recently agreed to buy the large life insurance company ReliaStar Financial Corp., which caused our position in ReliaStar to nearly double. This news has sparked a rally in the insurance group as investors began to recognize the strong fundamental business outlook and the potential for further consolidation among insurance companies. In response, the share price of Hartford Financial, one of our largest positions in the Fund, also rallied significantly during the past month.

Energy services and natural gas companies such as Noble Drilling and Coastal Corp., two top holdings in the Fund, have performed very well in recent months. Fueled by strong global demand and higher prices for oil and natural gas, many of our energy holdings turned in better-than-expected earnings and profit results.

While it's difficult to predict whether the recent upturn in value stocks will persist, our feeling is that there is still plenty of upside for these more reasonably priced stocks. Although growth stocks have outperformed value stocks for a number of years, our belief is that this extremely narrow market strength can't last forever. Regardless of market environment, we believe our selective bottom-up approach of choosing companies that offer promising business outlooks and strong earnings growth should produce favorable performance over the long run.

    Respectfully,

/s/ David M. Calabro

    David M. Calabro
    Portfolio Manager

The opinions expressed in these reports are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each Fund's Class A shares in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS HIGH QUALITY BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, May 3, 1999, through April 30, 2000.
Index information is from May 1, 1999.)

                    MFS High Quality           Lehman Brothers
                   Bond Fund - Class A       Aggregate Bond Index
            -----------------------------------------------------
            5/99          $9,525                  $10,000
            4/00          $9,749                  $10,126

CUMULATIVE TOTAL RATES OF RETURN THROUGH APRIL 30, 2000

CLASS A
                                                                         Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                          +2.35%
------------------------------------------------------------------------------
Cumulative Total Return Including Sales Charge                          -2.51%
------------------------------------------------------------------------------

CLASS I
                                                                         Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                          +1.82%
------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                         Life*
------------------------------------------------------------------------------
Average corporate debt "A"-rated fund+                                  -0.67%
------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#                                   +1.26%
------------------------------------------------------------------------------

* For the period from the commencement of the Fund's investment operations, May 3, 1999, through April 30, 2000.
  Index information is from May 1, 1999.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

MFS LARGE CAP VALUE FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment operations, May 3, 1999, through April 30, 2000.
Index information is from May 1, 1999.)

                       MFS Large Cap             Russell 1000
                     Value Fund - Class A         Value Index
            -----------------------------------------------------
            5/99         $ 9,425                  $10,000
            4/00         $10,192                  $ 9,612

CUMULATIVE TOTAL RATES OF RETURN THROUGH APRIL 30, 2000

CLASS A
                                                                         Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                          +8.14%
------------------------------------------------------------------------------
Cumulative Total Return Including Sales Charge                          +1.92%
------------------------------------------------------------------------------

CLASS I
                                                                         Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                          +8.65%
------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                         Life*
------------------------------------------------------------------------------
Average large cap value fund+                                           +2.41%
------------------------------------------------------------------------------
Russell 1000 Value Index#                                               -3.88%
------------------------------------------------------------------------------

* For the period from the commencement of the Fund's investment operations, May 3, 1999, through April 30, 2000.
  Index information is from May 1, 1999.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO OF INVESTMENTS - April 30, 2000
MFS HIGH QUALITY BOND FUND

Bonds - 94.3%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)            VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 82.2%
  Automotive - 1.4%
    DaimlerChrysler NA Holding Corp., 7.4s, 2005          $  18      $   17,749
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.1%
    Wells Fargo Co., 7.2s, 2003                           $  14      $   13,876
-------------------------------------------------------------------------------
  Chemicals - 1.1%
    Lyondell Chemical Co., 9.625s, 2007                   $  15      $   14,737
-------------------------------------------------------------------------------
  Coal - 0.7%
    P&L Coal Holdings Corp., 9.625s, 2008                 $  10      $    8,975
-------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    First Data Corp., 6.75s, 2005                         $   9      $    8,563
-------------------------------------------------------------------------------
  Containers - 0.6%
    Gaylord Container Corp., 9.875s, 2008                 $  10      $    7,800
-------------------------------------------------------------------------------
  Corporate Asset Backed - 4.3%
    GS Mortgage Securities Corp. II, 6.06s, 2030          $  27      $   25,190
    Morgan (J P) Commercial Mortgage Finance Corp.,
      6.613s, 2030                                            8           7,448
    Morgan Stanley Capital I, 6.01s, 2030                    12          11,063
    Residential Funding Mortgage Securities, Inc.,
      7.66s, 2012                                            12          11,931
                                                                     ----------
                                                                     $   55,632
-------------------------------------------------------------------------------
  Entertainment - 2.8%
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001          $  10      $    9,819
    Seagram (Joseph E) & Sons, Inc., 7.5s, 2018               5           4,597
    Seagram (Joseph E) & Sons, Inc., 7.6s, 2028               2           1,815
    Time Warner Entertainment Co. LP, 8.375s, 2033           19          19,352
                                                                     ----------
                                                                     $   35,583
-------------------------------------------------------------------------------
  Financial Institutions - 3.8%
    Ford Motor Credit Co., 7.375s, 2009                   $  24      $   23,199
    Morgan Stanley Dean Witter, 7.125s, 2003                 13          12,857
    Norwest Financial Inc., 7.6s, 2005                       12          11,962
                                                                     ----------
                                                                     $   48,018
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Riverwood International Corp., 10.25s, 2006           $  10      $    9,750
-------------------------------------------------------------------------------
  Gaming and Hotels - 0.4%
    Harrahs Operating, Inc., 7.5s, 2009                   $   6      $    5,555
-------------------------------------------------------------------------------
  Oil Services - 1.1%
    Apache Corp., 7.95s, 2026                             $   2      $    1,893
    McDermott, Inc., 9.375s, 2002                             2           1,703
    Pioneer Natural Resources Co., 9.625s, 2010              10          10,112
                                                                     ----------
                                                                     $   13,708
-------------------------------------------------------------------------------
  Printing and Publishing - 2.9%
    News America Holdings, Inc., 6.625s, 2008             $  27      $   24,420
    News America Holdings, Inc., 7.3s, 2028                  14          12,071
                                                                     ----------
                                                                     $   36,491
-------------------------------------------------------------------------------
  Railroads - 0.7%
    Union Pacific Corp., 6.34s, 2003                      $  10      $    9,474
-------------------------------------------------------------------------------
  Steel - 0.6%
    USX Corp., 6.65s, 2006                                $   8      $    7,335
-------------------------------------------------------------------------------
  Telecommunications - 4.1%
    Comcast Corp., 9.125s, 2006                           $  10      $   10,357
    ITC Deltacom, Inc., 11s, 2007                            10          10,200
    Liberty Media Group, 8.25s, 2030#                        10           9,566
    Qwest Communications International, Inc., 7.5s, 2008     23          21,864
                                                                     ----------
                                                                     $   51,987
-------------------------------------------------------------------------------
  U.S. Federal Agencies - 43.0%
    Federal Home Loan Mortgage Corp., 5s, 2004            $ 145      $  134,555
    Federal National Mortgage Assn., 6.625s, 2002            27          26,802
    Federal National Mortgage Assn., 5.25s, 2009             76          65,954
    Federal National Mortgage Assn., 7.25s, 2010             50          49,851
    Government National Mortgage Assn., 7.5s, 2030          150         147,318
    Government National Mortgage Assn, 8s, 2030             125         125,329
                                                                     ----------
                                                                     $  549,809
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 11.2%
    U.S. Treasury Bonds, 0s, 2023                         $ 255      $   64,974
    U.S. Treasury Notes, 6.125s, 2000                        78          78,021
                                                                     ----------
                                                                     $  142,995
-------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    Niagara Mohawk Power Corp., 7.75s, 2006               $  12      $   11,744
-------------------------------------------------------------------------------
Total U.S. Bonds                                                     $1,049,781
-------------------------------------------------------------------------------
Foreign Bonds - 12.1%
  Brazil - 0.4%
    Federal Republic of Brazil, 12.25s, 2030              $   5      $    4,575
-------------------------------------------------------------------------------
  Canada - 1.8%
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008
      (Telecommunications)                                $   9      $    7,182
    Province of Quebec, 7.5s, 2029                           10           9,778
    Shaw Communications, Inc., 8.25s, 2010
      (Telecommunications)                                    6           5,849
                                                                     ----------
                                                                     $   22,809
-------------------------------------------------------------------------------
  France - 2.4%
    Natexis AMBS Co. LLC, 8.44s, 2049 (Banks and Credit
      Cos.)#                                              $  20      $   18,312
    Socgen Real Estate Co., 7.64s, 2049 (Banks and
      Credit Cos.)#                                          14          12,649
                                                                     ----------
                                                                     $   30,961
-------------------------------------------------------------------------------
  Israel - 0.5%
    State of Israel, 7.75s, 2010                          $   6      $    5,857
-------------------------------------------------------------------------------
  Mexico - 1.0%
    United Mexican States, 11.375s, 2016                  $   2      $    2,263
    United Mexican States, 11.5s, 2026                        9          10,620
                                                                     ----------
                                                                     $   12,883
-------------------------------------------------------------------------------
  South Korea - 0.8%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)#    $  10      $   10,100
-------------------------------------------------------------------------------
  United Kingdom - 5.2%
    British Sky Broadcasting, 6.875s, 2009
      (Telecommunications)                                $  15      $   13,276
    Cable & Wireless Communications, 6.75s, 2008
      (Telecommunications)                                   44          44,028
    Telewest Communications PLC, 9.625s, 2006 (Cable
      Television)                                            10           9,675
                                                                     ----------
                                                                     $   66,979
-------------------------------------------------------------------------------
Total Foreign Bonds                                                  $  154,164
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,217,124)                            $1,203,945
-------------------------------------------------------------------------------

Short-Term Obligation - 5.5%
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 5/01/00, at Amortized
      Cost                                                $  70      $   70,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,287,124)                      $1,273,945

Other Assets, Less Liabilities - 0.2%                                     3,040
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $1,276,985
-------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - April 30, 2000

MFS LARGE CAP VALUE FUND

Stocks - 90.3%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 80.7%
  Aerospace - 4.4%
    Boeing Co.                                               50      $    1,985
    Honeywell International, Inc.                            81           4,536
    TRW, Inc.                                               208          12,168
    United Technologies Corp.                                65           4,042
                                                                     ----------
                                                                     $   22,731
-------------------------------------------------------------------------------
  Automotive - 2.0%
    Delphi Automotive Systems Corp.                         275      $    5,260
    Ford Motor Co.                                           95           5,195
                                                                     ----------
                                                                     $   10,455
-------------------------------------------------------------------------------
  Banks and Credit Companies - 2.3%
    Bank of America Corp.                                   108      $    5,292
    Bank of New York Co., Inc.                               52           2,135
    Bank One Corp.                                           40           1,220
    PNC Bank Corp.                                           78           3,403
                                                                     ----------
                                                                     $   12,050
-------------------------------------------------------------------------------
  Biotechnology - 2.3%
    Abbott Laboratories, Inc.                               141      $    5,420
    Pharmacia Corp.                                         126           6,292
                                                                     ----------
                                                                     $   11,712
-------------------------------------------------------------------------------
  Business Machines - 1.8%
    Hewlett-Packard Co.                                      10      $    1,350
    International Business Machines Corp.                    14           1,563
    Seagate Technology, Inc.*                               100           5,081
    Xerox Corp.                                              57           1,507
                                                                     ----------
                                                                     $    9,501
-------------------------------------------------------------------------------
  Business Services - 0.8%
    Automatic Data Processing, Inc.                          65      $    3,498
    United Parcel Service, Inc.                              10             665
                                                                     ----------
                                                                     $    4,163
-------------------------------------------------------------------------------
  Cellular Telephones - 1.9%
    Motorola, Inc.                                           45      $    5,358
    Telephone & Data Systems, Inc.                           44           4,488
                                                                     ----------
                                                                     $    9,846
-------------------------------------------------------------------------------
  Chemicals - 3.1%
    Air Products & Chemicals, Inc.                          177      $    5,498
    Eastman Chemical Co.                                    100           5,231
    Rohm & Haas Co.                                         153           5,451
                                                                     ----------
                                                                     $   16,180
-------------------------------------------------------------------------------
  Computer Software - Systems - 0.4%
    BMC Software, Inc.*                                      40      $    1,872
-------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Eastern Enterprises Co.                                  35      $    2,131
-------------------------------------------------------------------------------
  Consumer Goods and Services - 0.4%
    Fortune Brands, Inc.                                     92      $    2,300
-------------------------------------------------------------------------------
  Electrical Equipment - 1.9%
    Emerson Electric Co.                                    178      $    9,768
-------------------------------------------------------------------------------
  Energy - 1.6%
    Devon Energy Corp.                                      170      $    8,192
-------------------------------------------------------------------------------
  Entertainment - 2.2%
    CBS Corp.*                                               20      $    1,175
    Disney (Walt) Co.                                        42           1,819
    Harrah's Entertainment, Inc.*                           205           4,215
    Time Warner, Inc.                                        47           4,227
                                                                     ----------
                                                                     $   11,436
-------------------------------------------------------------------------------
  Financial Institutions - 3.7%
    Citigroup, Inc.                                          98      $    5,825
    Edwards (A.G.), Inc.                                    164           6,170
    Federal Home Loan Mortgage Corp.                         50           2,297
    Merrill Lynch & Co., Inc.                                30           3,058
    State Street Corp.                                       17           1,647
                                                                     ----------
                                                                     $   18,997
-------------------------------------------------------------------------------
  Financial Services - 2.4%
    AXA Financial, Inc.                                     188      $    6,133
    Mellon Financial Corp.                                  198           6,361
                                                                     ----------
                                                                     $   12,494
-------------------------------------------------------------------------------
  Food and Beverage Products - 3.9%
    Anheuser-Busch Cos., Inc.                                40      $    2,822
    Archer-Daniels-Midland Co.                              253           2,514
    General Mills, Inc.                                     109           3,965
    Hershey Foods Corp.                                      40           1,815
    McCormick & Co., Inc.                                    54           1,684
    Quaker Oats Co.                                         115           7,497
                                                                     ----------
                                                                     $   20,297
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.9%
    Bowater, Inc.                                            89      $    4,895
-------------------------------------------------------------------------------
  Insurance - 8.2%
    Allstate Corp.                                           38      $      898
    Chubb Corp.                                              35           2,227
    CIGNA Corp.                                              22           1,755
    Hartford Financial Services Group, Inc.                 231          12,055
    Lincoln National Corp.                                  180           6,266
    Marsh & McLennan Cos., Inc.                              52           5,125
    MetLife, Inc.*                                          100           1,656
    ReliaStar Financial Corp.                               124           5,340
    St. Paul Cos., Inc.                                     200           7,125
                                                                     ----------
                                                                     $   42,447
-------------------------------------------------------------------------------
  Machinery - 1.9%
    Deere & Co., Inc.                                       140      $    5,652
    Ingersoll Rand Co.                                       75           3,520
    W.W. Grainger, Inc.                                      20             868
                                                                     ----------
                                                                     $   10,040
-------------------------------------------------------------------------------
  Medical and Health Products - 1.9%
    American Home Products Corp.                             95      $    5,338
    Bristol-Myers Squibb Co.                                 85           4,457
                                                                     ----------
                                                                     $    9,795
-------------------------------------------------------------------------------
  Oil Services - 6.5%
    BJ Services Co.*                                         63      $    4,426
    Cooper Cameron Corp.*                                   108           8,100
    Halliburton Co.                                         205           9,058
    Noble Drilling Corp.*                                   299          11,941
                                                                     ----------
                                                                     $   33,525
-------------------------------------------------------------------------------
  Oils - 7.0%
    Apache Corp.                                             70      $    3,391
    Chevron Corp.                                            15           1,277
    Coastal Corp.                                           268          13,450
    Conoco, Inc., "A"                                       220           5,239
    Exxon Mobil Corp.                                       146          11,342
    Transocean Sedco Forex, Inc.                             30           1,410
                                                                     ----------
                                                                     $   36,109
-------------------------------------------------------------------------------
  Photographic Products - 0.1%
    Eastman Kodak Co.                                        12      $      671
-------------------------------------------------------------------------------
  Printing and Publishing - 3.3%
    Gannett Co., Inc.                                       105      $    6,707
    New York Times Co.                                      174           7,166
    Tribune Co.                                              90           3,499
                                                                     ----------
                                                                     $   17,372
-------------------------------------------------------------------------------
  Railroads - 0.4%
    Burlington Northern Santa Fe Railway Co.                 96      $    2,316
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.8%
    Equity Residential Properties Trust                      90      $    4,095
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.4%
    McDonald's Corp.                                         59      $    2,249
-------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Kroger Co.*                                             145      $    2,692
    Safeway, Inc.*                                           90           3,971
                                                                     ----------
                                                                     $    6,663
-------------------------------------------------------------------------------
  Telecommunications - 5.5%
    AT&T Corp.                                               83      $    3,875
    Bell Atlantic Corp.                                      33           1,955
    GTE Corp.                                               207          14,025
    SBC Communications, Inc.                                181           7,930
    Sprint Corp.                                             12             738
                                                                     ----------
                                                                     $   28,523
-------------------------------------------------------------------------------
  Telecommunications and Cable - 0.7%
    Comcast Corp., "A"*                                      90      $    3,606
-------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    Carolina Power & Light Co.                               66      $    2,413
    CMS Energy Corp.                                         24             456
    Duke Energy Corp.                                        80           4,600
    NiSource, Inc.                                           72           1,332
    Peco Energy Co.                                          40           1,668
    Pinnacle West Capital Corp.                              59           2,072
                                                                     ----------
                                                                     $   12,541
-------------------------------------------------------------------------------
  Utilities - Gas - 3.9%
    Columbia Energy Group                                    31      $    1,945
    El Paso Energy Corp.                                     64           2,720
    National Fuel Gas Co.                                   120           5,692
    Washington Gas Light Co.                                163           4,177
    Williams Cos., Inc.                                     153           5,709
                                                                     ----------
                                                                     $   20,243
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $  419,215
-------------------------------------------------------------------------------
Foreign Stocks - 9.6%
  Canada - 0.4%
    Seagram Ltd. (Conglomerate)                              35      $    1,781
-------------------------------------------------------------------------------
  France - 0.4%
    Axa (Insurance)                                          25      $    1,919
-------------------------------------------------------------------------------
  Japan - 0.4%
    Nippon Telegraph & Telephone Corp., ADR (Utilities -
      Telephone)                                             35      $    2,229
-------------------------------------------------------------------------------
  Netherlands - 3.9%
    Akzo Nobel N.V. (Chemicals)                             210      $    8,595
    ING Groep N.V., ADR (Financial Services)                 93           5,109
    Royal Dutch Petroleum Co., ADR (Oils)                   112           6,426
                                                                     ----------
                                                                     $   20,130
-------------------------------------------------------------------------------
  Switzerland - 1.0%
    Nestle S.A. (Food and Beverage Products)                  3      $    5,289
-------------------------------------------------------------------------------
  United Kingdom - 3.5%
    BP Amoco PLC, ADR (Oils)                                256      $   13,056
    Diageo PLC (Food and Beverage Products)*                455           3,669
    SmithKline-Beecham PLC, ADR (Medical and Health
      Products)                                              23           1,581
                                                                     ----------
                                                                     $   18,306
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $   49,654
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $461,739)                             $  468,869
-------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.3%
-------------------------------------------------------------------------------
  Containers - 0.4%
    Owens-Illinois, Inc., 4.75%                              90      $    2,194
-------------------------------------------------------------------------------
  Oils - 0.4%
    Apache Corp., 6.5%                                       40      $    1,773
-------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    CMS Energy Corp., 8.75%                                 100      $    2,650
    NiSource, Inc., 7.75%                                    80           3,095
    Texas Utilities Co., 9.25%                               50           2,156
                                                                     ----------
                                                                     $    7,901
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
  $14,480)                                                           $   11,868
-------------------------------------------------------------------------------

Convertible Bond - 1.2%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Conglomerates - 1.2%
    Loews Corp., 3.125s, 2007 (Identified Cost, $5,936)   $   7      $    6,151
-------------------------------------------------------------------------------

Right - 0.8%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
    CVS Corp. (Identified Cost, $3,925)                      55      $    4,290
-------------------------------------------------------------------------------

Short-Term Obligation - 4.8%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 5/01/00, at Amortized
      Cost                                                $  25      $   25,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $511,080)                        $  516,178

Other Assets, Less Liabilities - 0.6%                                     2,965
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $  519,143
-------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
* Non-income producing security.
# SEC Rule 144A restriction.

FINANCIAL STATEMENTS
Statements of Assets and Liabilities
--------------------------------------------------------------------------------------------------------
                                                                     HIGH QUALITY              LARGE CAP
APRIL 30, 2000                                                          BOND FUND             VALUE FUND
--------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,287,124 and
    $511,080, respectively)                                            $1,273,945               $516,178
  Cash                                                                      9,436                  1,914
  Receivable for investments sold                                          74,675                  1,380
  Interest and dividends receivable                                        18,793                    887
                                                                       ----------               --------
      Total assets                                                     $1,376,849               $520,359
                                                                       ----------               --------
Liabilities:
  Distributions payable                                                $        2               $   --
  Payable for investments purchased                                        99,862                  1,173
  Payable to affiliates -
    Management fee                                                           --                       32
    Reimbursement fee                                                        --                       11
                                                                       ----------               --------
      Total liabilities                                                $   99,864               $  1,216
                                                                       ----------               --------
Net assets                                                             $1,276,985               $519,143
                                                                       ==========               ========
Net assets consist of:
  Paid-in capital                                                      $1,325,126               $501,649
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies           (13,179)                 5,094
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                         (36,518)                10,563
  Accumulated undistributed net investment income                           1,556                  1,837
                                                                       ----------               --------
      Total                                                            $1,276,985               $519,143
                                                                       ==========               ========
Shares of beneficial interest outstanding:
  Class A                                                                 133,251                 50,735
  Class I                                                                      20                     20
                                                                       ----------               --------
      Total shares of beneficial interest outstanding                     133,271                 50,755
                                                                       ==========               ========
Net assets:
  Class A                                                              $1,276,794               $518,937
  Class I                                                                     191                    206
                                                                       ----------               --------
      Total net assets                                                 $1,276,985               $519,143
                                                                       ==========               ========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest outstanding)             $ 9.58                  $10.23
                                                                         ======                  ======
  Offering price per share (100 / 95.25 and 100 / 94.25,
    respectively, of net asset value per share)                          $10.06                  $10.85
                                                                         ======                  ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)             $ 9.54                  $10.28
                                                                         ======                  ======

On sales of $100,000 or more for MFS High Quality Bond Fund and on sales of $50,000 or more for MFS Large
Cap Value Fund, the price of Class A is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations
--------------------------------------------------------------------------------------------------------
                                                                     HIGH QUALITY              LARGE CAP
PERIOD ENDED APRIL 30, 2000*                                            BOND FUND             VALUE FUND
--------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                            $   --                 $  8,664
    Interest                                                               76,102                  1,118
    Foreign taxes withheld                                                   --                      (78)
                                                                         --------               --------
      Total investment income                                            $ 76,102               $  9,704
                                                                         --------               --------
  Expenses -
    Management fee                                                       $  5,514               $  3,407
    Shareholder servicing agent fee                                         1,103                    454
    Administrative fee                                                        142                     59
    Custodian fee                                                           4,776                  4,599
    Printing                                                               15,909                 13,625
    Postage                                                                   170                    276
    Auditing fees                                                           5,600                  5,000
    Legal fees                                                              2,441                  2,606
    Registration fees                                                       4,000                  4,000
    Miscellaneous                                                           3,813                  1,229
                                                                         --------               --------
      Total expenses                                                     $ 43,468               $ 35,255
    Fees paid indirectly                                                     (338)                  (166)
    Reduction of expenses by investment adviser                           (43,130)               (30,545)
                                                                         --------               --------
      Net expenses                                                       $   --                 $  4,544
                                                                         --------               --------
        Net investment income                                            $ 76,102               $  5,160
                                                                         --------               --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                              $(36,454)              $ 34,143
    Foreign currency transactions                                            --                        7
                                                                         --------               --------
      Net realized gain (loss) on investments and foreign currency
        transactions                                                     $(36,454)              $ 34,150
                                                                         --------               --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                          $(13,179)              $  5,098
    Translation of assets and liabilities in foreign currencies              --                       (4)
                                                                         --------               --------
      Net unrealized gain (loss) on investments and foreign
        currency translation                                             $(13,179)              $  5,094
                                                                         --------               --------
        Net realized and unrealized gain (loss) on investments and
          foreign currency                                               $(49,633)              $ 39,244
                                                                         --------               --------
          Increase in net assets from operations                         $ 26,469               $ 44,404
                                                                         ========               ========

* For the period from the commencement of each Fund's investment operations, May 3, 1999, through April 30, 2000.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                                     HIGH QUALITY              LARGE CAP
PERIOD ENDED APRIL 30, 2000*                                            BOND FUND             VALUE FUND
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                $   76,102               $  5,160
  Net realized gain (loss) on investments and foreign
    currency transactions                                                 (36,454)                34,150
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                  (13,179)                 5,094
                                                                       ----------               --------
      Increase in net assets from operations                           $   26,469               $ 44,404
                                                                       ----------               --------
Distributions declared to shareholders -
  From net investment income (Class A)                                 $  (74,597)              $ (3,257)
  From net investment income (Class I)                                        (13)                    (1)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                   --                  (23,642)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                   --                      (10)
                                                                       ----------               --------
      Total distributions declared to shareholders                     $  (74,610)              $(26,910)
                                                                       ----------               --------
Net increase in net assets from Fund share transactions                $1,325,126               $501,649
                                                                       ----------               --------
      Total increase in net assets                                     $1,276,985               $519,143
Net assets:
  At beginning of period                                                     --                     --
                                                                       ----------               --------
  At end of period                                                     $1,276,985               $519,143
                                                                       ----------               --------
Accumulated undistributed net investment income                        $    1,556               $  1,837
                                                                       ==========               ========

* For the period from the commencement of each Fund's investment operations, May 3, 1999, through April 30, 2000.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------
                                                                  PERIOD ENDED                PERIOD ENDED
HIGH QUALITY BOND FUND                                         APRIL 30, 2000*            APRIL 30, 2000**
----------------------------------------------------------------------------------------------------------
                                                                       CLASS A                     CLASS I
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $10.00                      $10.01
                                                                        ------                      ------
Income from investment operations# -
  Net investment income(S)                                              $ 0.66                      $ 0.67
  Net realized and unrealized loss on investments                        (0.44)                      (0.50)
                                                                        ------                      ------
      Total from investment operations                                  $ 0.22                      $ 0.17
                                                                        ------                      ------
Less distributions declared to shareholders from net investment
  income                                                                $(0.64)                     $(0.64)
                                                                        ------                      ------
Net asset value - end of period                                         $ 9.58                      $ 9.54
                                                                        ======                      ======
Total return(+)                                                           2.35%++                     1.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              0.03%+                      0.03%+
  Net investment income                                                   6.85%+                      6.25%+
Portfolio turnover                                                         831%                        831%
Net assets at end of period (000 omitted)                               $1,277                      $ --  +++

(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed, under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In addition, the investment adviser voluntarily waived its fee. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                                             $ 0.29                      $ 0.25
      Ratios (to average net assets):
        Expenses##                                                        3.92%+                      3.92%+
        Net investment income                                             2.96%+                      2.36%+
  * For the period from the commencement of the Fund's investment operations, May 3, 1999, through
    April 30, 2000.
 ** For the period from the inception of Class I, May 5, 1999, through April 30, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND                                                      PERIOD ENDED APRIL 30, 2000*
----------------------------------------------------------------------------------------------------------
                                                                       CLASS A                     CLASS I
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $10.00                      $10.00
                                                                        ------                      ------
Income from investment operations# -
  Net investment income(S)                                              $ 0.12                      $ 0.11
  Net realized and unrealized gain on investments and foreign
    currency                                                              0.66                        0.72
                                                                        ------                      ------
      Total from investment operations                                  $ 0.78                      $ 0.83
                                                                        ------                      ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.07)                     $(0.07)
  From net realized gain on investments and foreign currency
    transactions                                                         (0.48)                      (0.48)
                                                                        ------                      ------
       Total distributions declared to shareholders                     $(0.55)                     $(0.55)
                                                                        ------                      ------
Net asset value - end of period                                         $10.23                      $10.28
                                                                        ======                      ======
Total return(+)                                                           8.14%++                     8.65%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.04%+                      1.04%+
  Net investment income                                                   1.13%+                      1.12%+
Portfolio turnover                                                         100%                        100%
Net assets at end of period (000 omitted)                                 $519                      $ --  +++

(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the Fund's operating expenses, exclusive of management fees. In consideration, the Fund pays the investment adviser a fee not greater than 0.25%
    of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                               $(0.57)                     $(0.59)
      Ratios (to average net assets):
        Expenses##                                                        7.74%+                      7.74%+
        Net investment loss                                              (5.57)%+                    (5.58)%+
  * For the period from the commencement of the Fund's investment operations, May 3, 1999, through April
    30, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Quality Bond Fund and MFS Large Cap Value Fund (the Funds) are two separate series of MFS Series Trust IX (the Trust). MFS High Quality Bond Fund and MFS Large Cap Value Fund are diversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. MFS High Quality Bond Fund can invest up to 15% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. MFS High Quality Bond Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis and require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the period ended April 30, 2000, the following amounts were reclassified due to differences between book and tax accounting for mortgage-backed securities, currency transactions and non-taxable dividends.

                                           HIGH QUALITY          LARGE CAP
                                            BOND FUND            VALUE FUND
-------------------------------------------------------------------------------
Increase (decrease):
Accumulated undistributed net realized
  gain (loss) on investments and foreign
  currency transactions                       $(64)                 $ 65
Accumulated undistributed net investment
  income                                        64                   (65)

These changes had no effect on the net assets or net asset value per share of the Funds.

At April 30, 2000, MFS High Quality Bond Fund, for federal income tax purposes, had a capital loss carryforward of $(17,664) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2008.

Multiple Classes of Shares of Beneficial Interest - The Funds offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders of MFS High Quality Bond Fund bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between the share classes. All shareholders of MFS Large Cap Value Fund bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% and 0.75% of average daily net assets of the High Quality Bond Fund and Large Cap Value Fund, respectively. For High Quality Bond Fund, the investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

For the High Quality Bond Fund, the investment adviser has voluntarily agreed to pay the Fund's operating expenses, exclusive of management and distribution and service fees such that the Fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The Large Cap Value Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 2000, aggregate unreimbursed expenses amounted to $30,545.

The Funds pay no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Funds, all of whom receive remuneration for their services to the Funds from Massachusetts Financial Services Company (MFS). Certain officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Funds.

Administrator - The Funds have an administrative services agreement with MFS to provide the Funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund incurs an administrative fee at the following annual percentages of each Fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charge on sales of Class A shares of the Funds for the period ended April 30, 2000.

The Trustees have adopted a distribution plan for Class A shares of each Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Funds' distribution plans provide that the Funds will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each Fund's average daily net assets attributable to Class A shares. All distribution and service fees under Class A distribution plans are currently not imposed by the Trustees for MFS High Quality Bond Fund and MFS Large Cap Value Fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the period ended April 30, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                               HIGH QUALITY           LARGE CAP
                                                  BOND FUND          VALUE FUND
-------------------------------------------------------------------------------
PURCHASES
U.S. government securities                       $8,636,249            $  2,420
                                                 ----------            --------
Investments (non-U.S. government securities)     $1,345,681            $875,842
                                                 ----------            --------
SALES
U.S. government securities                       $7,795,744            $  --
                                                 ----------            --------
Investments (non-U.S. government securities)     $  937,289            $426,186
                                                 ----------            --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows:

                                               HIGH QUALITY           LARGE CAP
                                                  BOND FUND          VALUE FUND
-------------------------------------------------------------------------------
Aggregate cost                                   $1,287,124            $511,722
                                                 ----------            --------
Gross unrealized depreciation                    $  (14,985)           $(35,464)
Gross unrealized appreciation                         1,806              39,920
                                                 ----------            --------
    Net unrealized appreciation (depreciation)   $  (13,179)           $  4,456
                                                 ==========            ========

(5) Shares of Beneficial Interest
The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                           PERIOD ENDED APRIL 30, 2000*
                                  ---------------------------------------------
                                  HIGH QUALITY BOND FUND   LARGE CAP VALUE FUND
                                  ----------------------   --------------------
                                    SHARES        AMOUNT      SHARES     AMOUNT
-------------------------------------------------------------------------------
Shares sold                        125,545    $1,250,350      90,797   $899,818
Shares issued to shareholders in
  reinvestment of distributions      7,706        74,581       2,772     26,888
Shares reacquired                     --              (5)    (42,834)  (425,257)
                                   -------    ----------     -------   --------
    Net increase                   133,251    $1,324,926      50,735   $501,449
                                   =======    ==========      ======   ========

Class I Shares
                                    PERIOD ENDED APRIL     PERIOD ENDED APRIL
                                         30, 2000**             30, 2000*
                                  ----------------------   --------------------
                                  HIGH QUALITY BOND FUND   LARGE CAP VALUE FUND
                                  ----------------------   --------------------
                                    SHARES        AMOUNT      SHARES     AMOUNT
-------------------------------------------------------------------------------
Shares sold                             20        $  200          20     $  200

 * For the period from the commencement of the Funds' investment operations, May 3, 1999, through April 30, 2000.
** For the period from inception of Class I, May 5, 1999, through April 30,
   2000.

(6) Line of Credit
The Funds and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The Funds had no significant borrowings during the period.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust IX and Shareholders of MFS High Quality Bond Fund and MFS Large Cap Value Fund:

We have audited the accompanying statements of assets and liabilities of the MFS High Quality Bond Fund and the MFS Large Cap Value Fund (two of the portfolios constituting MFS Series Trust IX), including the schedules of portfolio investments, as of April 30, 2000, and the related statements of operations and changes in net assets and the financial highlights for the period from May 3, 1999 (commencement of operations) to April 30, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the MFS High Quality Bond Fund and the MFS Large Cap Value Fund at April 30, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

                                                /s/ ERNST & YOUNG LLP
Boston, Massachusetts
June 9, 2000



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FEDERAL TAX INFORMATION

In January 2001, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2000.

For the period ended April 30, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 18.41% for the MFS Large Cap Value Fund.

MFS(R) HIGH QUALITY BOND FUND
MFS(R) LARGE CAP VALUE FUND

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MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
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